Exhibit 99.1

NACCO INDUSTRIES, INC.
INTRODUCTION TO THE UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL INFORMATION

The following unaudited pro forma consolidated financial information of NACCO Industries, Inc. ("NACCO") and its wholly-owned subsidiaries (collectively, the "Company") gives effect to the spin-off (the "Spin-Off) of Hyster-Yale Materials Handling, Inc. ("Hyster-Yale"), which occurred on September 28, 2012. To complete the Spin-Off, NACCO paid a dividend of one share of Hyster-Yale Class A common stock, par value $0.01 per share, and one share of Hyster-Yale Class B common stock, par value $0.01 per share, after the close of trading on September 28, 2012 for each share of NACCO Class A common stock, par value $1.00 per share, and NACCO Class B common stock, par value $1.00 per share, outstanding as of 5:00 p.m. Eastern Time on the record date of September 25, 2012. Effective with the Spin-Off, Hyster-Yale is accounted for as a discontinued operation in the Company's financial statements in accordance with Accounting Standards Codification 205, "Presentation of Financial Statements" ("ASC 205").

The historical financial information of the Company set forth below has been derived from the historical audited and unaudited consolidated financial statements of the Company included in the Company's Annual Report on Form 10-K for the year ended December 31, 2011 (the "Annual Report") and the Company's Quarterly Report on Form 10-Q for the six months ended June 30, 2012 (the "Quarterly Report"). The unaudited pro forma consolidated statements of income were prepared as if the Spin-Off occurred as of January 1, 2009. The unaudited pro forma consolidated balance sheet as of June 30, 2012 is prepared as if the Spin-Off occurred on that date. Pro forma income statements for the three most recently completed fiscal years are presented because the treatment of the Spin-Off has not yet been reflected as discontinued operations in the Company's historical information. The unaudited pro forma consolidated financial information does not include the impact of the transition services agreement or office services agreement that were entered into with Hyster-Yale. Under the terms of the transition services agreement, NACCO will obtain services from Hyster-Yale and provide services to Hyster-Yale on a transitional basis, as needed, for varying periods after the spin-off date. None of the transition services are expected to exceed one year. NACCO or Hyster-Yale may extend the initial transition period for a period of up to three months for any service upon 30 days written notice to the other party prior to the initial termination date. NACCO expects to pay net aggregate fees of no more than $625,000 over the initial term of the transition services agreement. In addition, NACCO and Hyster-Yale entered into an office services agreement pursuant to which NACCO is expected to pay approximately $180,000 annually to Hyster-Yale. The office services agreement will have an initial term of one year and will automatically renew for additional one year periods until terminated by either NACCO or Hyster-Yale.

The pro forma adjustments are based on available information and certain assumptions that management believes are reasonable as of the date of this filing. However, actual adjustments may differ materially from the information presented and the pro forma adjustments may differ from those that will be calculated to report Hyster-Yale as a discontinued operation by NACCO in future filings. The adjustments are directly attributable to the Spin-Off and are expected to have a continuing impact on the financial position and results of operations of the Company. The statements of income do not reflect any adjustments for non-recurring items. In the opinion of management, all adjustments necessary to present fairly the unaudited pro forma consolidated financial information of the Company has been made.

The unaudited pro forma consolidated financial information, including the notes thereto, should be read in conjunction with the historical financial statements of the Company included in its Annual Report and its Quarterly Report. The unaudited pro forma consolidated financial statements presented do not purport to represent what the Company's results of operations or financial position would actually have been had the Spin-Off occurred on the dates presented, nor is it intended to be indicative of the Company's future results of operations or financial position.

NACCO INDUSTRIES, INC. AND SUBSIDIARIES
PRO FORMA UNAUDITED CONDENSED CONSOLIDATED BALANCE SHEET
YEAR ENDED JUNE 30, 2012
(In millions, except per share amounts)

		Pro Forma Adjustments
	As Reported	HY			Pro Forma
	NACCO	Spin-Off (a)	Other		NACCO

ASSETS
Current Assets
Cash and cash equivalents	$303.2	$(143.1)	$—		$160.1
Accounts receivable, net	416.8	(339.5)	3.0	(b)	80.3
Inventories, net	474.8	(300.9)	—		173.9
Deferred income taxes	22.5	(5.3)	—		17.2
Prepaid expenses and other	46.8	(31.0)	—		15.8
Assets held for sale	10.0	—	—		10.0
Total Current Assets	1,274.1	(819.8)	3.0		457.3
Property, Plant and Equipment, Net	274.7	(137.7)	—		137.0
Coal Supply Agreement, Net	56.8	—	—		56.8
Long-term Deferred Income Taxes	4.0	(11.4)	—		(7.4)
Other Non-current Assets	95.2	(63.1)	—		32.1
Total Assets	$1,704.8	$(1,032.0)	$3.0		$675.8
LIABILITIES AND EQUITY
Current Liabilities
Accounts payable	$396.6	$(310.0)	$3.0	(b)	$89.6
Revolving credit agreements - not guaranteed by the parent company	62.7	—	—		62.7
Current maturities of long-term debt - not guaranteed by the parent company	37.0	(30.1)	—		6.9
Accrued payroll	43.1	(29.6)	—		13.5
Deferred revenue	9.4	(7.9)	—		1.5
Other current liabilities	141.5	(106.4)	—		35.1
Total Current Liabilities	690.3	(484.0)	3.0		209.3
Long-term Debt - not guaranteed by the parent company	207.8	(112.5)	—		95.3
Pension and other Postretirement Obligations	72.2	(46.6)	—		25.6
Long-term Deferred Income Taxes	3.6	—	—		3.6
Other Long-term Liabilities	114.2	(52.4)	—		61.8
Total Liabilities	1,088.1	(695.5)	3.0		395.6
Stockholders' Equity
Common stock:
Class A	6.8	—	—		6.8
Class B	1.6	—	—		1.6
Capital in excess of par value	24.3	—	—		24.3
Retained earnings	657.6	(388.6)	—		269.0
Accumulated other comprehensive income (loss)	(74.4)	52.9	—		(21.5)
Total Stockholders' Equity	615.9	(335.7)	—		280.2
Noncontrolling Interest	0.8	(0.8)	—		—
Total Equity	616.7	(336.5)	—		280.2
Total Liabilities and Equity	$1,704.8	$(1,032.0)	$3.0		$675.8

See notes to pro forma unaudited condensed consolidated financial statements.

NACCO INDUSTRIES, INC. AND SUBSIDIARIES
PRO FORMA UNAUDITED CONDENSED CONSOLIDATED STATEMENT OF
COMPREHENSIVE INCOME (LOSS)
SIX MONTHS ENDED JUNE 30, 2012
(In millions, except per share amounts)

		Pro Forma Adjustments
	As Reported	HY	Pro Forma
	NACCO	Spin-Off (a)	NACCO

Revenues	$1,576.6	$(1,231.5)	$345.1
Cost of sales	1,291.9	(1,035.6)	256.3
Gross Profit	284.7	(195.9)	88.8
Earnings of unconsolidated mines	22.6	—	22.6
Operating Expenses
Selling, general and administrative expenses	240.3	(141.5)	98.8
Gain on the sale of assets	(2.3)	—	(2.3)
Operating Profit	69.3	(54.4)	14.9
Other (income) expense
Interest expense	10.4	(7.2)	3.2
Other	(0.3)	1.2	0.9
	10.1	(6.0)	4.1
Income Before Income Taxes	59.2	(48.4)	10.8
Income tax provision	12.2	(7.7)	4.5
Net Income From Continuing Operations and Attributable to Stockholders	$47.0	$(40.7)	$6.3

Basic Earnings per Share	$5.61		$0.75
Diluted Earnings per Share	$5.60		$0.75

Basic Weighted Average Shares Outstanding	8.383		8.383
Diluted Weighted Average Shares Outstanding	8.397		8.397

See notes to pro forma unaudited condensed consolidated financial statements.

NACCO INDUSTRIES, INC. AND SUBSIDIARIES
PRO FORMA UNAUDITED CONDENSED CONSOLIDATED STATEMENT OF
COMPREHENSIVE INCOME (LOSS)
YEAR ENDED DECEMBER 31, 2011
(In millions, except per share amounts)

		Pro Forma Adjustments
	As Reported	HY	Pro Forma
	NACCO	Spin-Off (a)	NACCO

Revenues	$3,331.2	$(2,540.8)	$790.4
Cost of sales	2,738.1	(2,157.3)	580.8
Gross Profit	593.1	(383.5)	209.6
Earnings of unconsolidated mines	45.5	—	45.5
Operating Expenses
Selling, general and administrative expenses	465.3	(273.3)	192.0
Gain on the sale of assets	(0.8)	(0.2)	(1.0)
Operating Profit	174.1	(110.0)	64.1
Other (income) expense
Interest expense	24.5	(15.8)	8.7
Income from other unconsolidated affiliates	(7.4)	6.0	(1.4)
Applica settlement and litigation costs	(57.2)	—	(57.2)
Other	0.4	1.3	1.7
	(39.7)	(8.5)	(48.2)
Income Before Income Taxes	213.8	(101.5)	112.3
Income tax provision	51.7	(18.9)	32.8
Net Income From Continuing Operations and Attributable to Stockholders	$162.1	$(82.6)	$79.5

Basic Earnings per Share	$19.34		$9.48
Diluted Earnings per Share	$19.28		$9.46

Basic Weighted Average Shares Outstanding	8.383		8.383
Diluted Weighted Average Shares Outstanding	8.408		8.408

See notes to pro forma unaudited condensed consolidated financial statements.

NACCO INDUSTRIES, INC. AND SUBSIDIARIES
PRO FORMA UNAUDITED CONDENSED CONSOLIDATED STATEMENT OF
COMPREHENSIVE INCOME (LOSS)
YEAR ENDED DECEMBER 31, 2010
(In millions, except per share amounts)

		Pro Forma Adjustments
	As Reported	HY	Pro Forma
	NACCO	Spin-Off (a)	NACCO

Revenues	$2,687.5	$(1,801.9)	$885.6
Cost of sales	2,161.3	(1,522.1)	639.2
Gross Profit	526.2	(279.8)	246.4
Earnings of unconsolidated mines	43.4	—	43.4
Operating Expenses
Selling, general and administrative expenses	425.3	(229.5)	195.8
Restructuring charges (reversals)	(1.9)	1.9	—
Loss on sale of businesses	4.0	(4.0)	—
Loss on the sale of assets	1.9	(2.1)	(0.2)
Operating Profit	140.3	(46.1)	94.2
Other (income) expense
Interest expense	27.4	(16.6)	10.8
Income from other unconsolidated affiliates	(2.3)	2.3	—
Applica settlement and litigation costs	18.8	—	18.8
Other	(0.4)	2.3	1.9
	43.5	(12.0)	31.5
Income Before Income Taxes	96.8	(34.1)	62.7
Income tax provision	17.4	(1.8)	15.6
Income From Continuing Operations	79.4	(32.3)	47.1
Net loss attributable to noncontrolling interest	0.1	(0.1)	—
Net Income From Continuing Operations and Attributable to Stockholders	$79.5	$(32.4)	$47.1

Basic Earnings per Share	$9.55		$5.66
Diluted Earnings per Share	$9.53		$5.64

Basic Weighted Average Shares Outstanding	8.328		8.328
Diluted Weighted Average Shares Outstanding	8.344		8.344

See notes to pro forma unaudited condensed consolidated financial statements.

NACCO INDUSTRIES, INC. AND SUBSIDIARIES
PRO FORMA UNAUDITED CONDENSED CONSOLIDATED STATEMENT OF
COMPREHENSIVE INCOME (LOSS)
YEAR ENDED DECEMBER 31, 2009
(In millions, except per share amounts)

		Pro Forma Adjustments
	As Reported	HY	Pro Forma
	NACCO	Spin-Off (a)	NACCO

Revenues	$2,310.6	$(1,475.2)	$835.4
Cost of sales	1,902.5	(1,290.5)	612.0
Gross Profit	408.1	(184.7)	223.4
Earnings of unconsolidated mines	38.6	—	38.6
Operating Expenses
Selling, general and administrative expenses	388.3	(208.0)	180.3
Restructuring charges (reversals)	9.3	(9.3)	—
Gain on the sale of assets	(10.0)	1.4	(8.6)
Operating Profit	59.1	31.2	90.3
Other (income) expense
Interest expense	32.2	(19.0)	13.2
Loss from other unconsolidated affiliates	1.7	(1.7)	—
Applica settlement and litigation costs	1.1	—	1.1
Other	(4.8)	5.1	0.3
	30.2	(15.6)	14.6
Income Before Income Taxes	28.9	46.8	75.7
Income tax provision	20.5	3.6	24.1
Income From Continuing Operations	8.4	43.2	51.6
Net loss attributable to noncontrolling interest	0.1	(0.1)	—
Net Income From Continuing Operations and Attributable to Stockholders	$8.5	$43.1	$51.6

Basic Earnings per Share	$1.03		$6.22
Diluted Earnings per Share	$1.02		$6.22

Basic Weighted Average Shares Outstanding	8.290		8.290
Diluted Weighted Average Shares Outstanding	8.296		8.296

See notes to pro forma unaudited condensed consolidated financial statements.

NACCO INDUSTRIES, INC.
Notes to the Pro Forma Unaudited Condensed Consolidated Financial Statements

(a)     The HY Spin-Off column represents the historical financial results of the Hyster-Yale materials handling business as such operating results were included in NACCO's consolidated financial statements for the periods presented (and accordingly are reflected in the As Reported NACCO columns).

(b)    Represents intercompany accounts receivable and intercompany accounts payable between the parent company and Hyster-Yale at June 30, 2012.